MERRILL LYNCH LATIN AMERICA FUND, INC.

                   Supplement dated September 30, 2002 to the
                        Prospectus dated March 27, 2002


     Effective September 30, 2002, the section captioned "About the Portfolio Managers" under the heading "How the Fund Invests" appearing on page 9 is amended by deleting such information and adding the following section captioned "About the Portfolio Management Team":

     The Fund is managed pursuant to the sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (MLAM UK) by members of the Emerging Markets group of the Global Equities Team, a team of investment professionals who participate in the research process and stock selection. Josephine Ragni and William Landers are the team members who will be primarily responsible for the day-to-day management of the Fund. Ms. Ragni has been a portfolio manager of MLAM UK since 2001, a Vice President of an affiliate of the Manager since January 1998 and was an equity analyst and fund manager with Foreign & Colonial from 1993 to 1997. Mr. Landers has been a Vice President of the Manager since 2002 and was a Latin American research analyst at Credit Suisse First Boston from 1999 to 2001 and a Vice President and Director of Latin America Equity Research at Lehman Brothers, Inc. from 1994 to 1999.





Code  # 13989-0302STK